UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12	-

American Superconductor Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules l4a-6(i)(l) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

AMERICAN SUPERCONDUCTOR CORPORATION	Stockholder Meeting to be held on 08/07/08

** IMPORTANT NOTICE **	Proxy Materials Available

Regarding the Availability of Proxy Material	• Notice and Proxy Statement
• Annual Report
You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. If you want to receive a paper copy or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed below on or before 07/24/08.

AMERICAN SUPERCONDUCTOR CORPORATION 64 JACKSON ROAD DEVENS, MA 01434-4020	HOW TO VIEW MATERIAL VIA THE INTERNET
Have the 12 Digit Control Number(s) located on the following page available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*  If requesting material by e-mail, please send an e-mail with the 12 Digit Control Number (located on the following page) in the subject line. State in your e-mail if you wish to receive a paper copy or e-mail copy of the proxy materials and whether your request is for this meeting and/or all future meetings.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type:	Annual	Vote In Person
Meeting Date:	08/07/08	Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.
Meeting Time:	8:30 A.M. Eastern Time
For holders as of:	06/09/08
Meeting Location:
American Superconductor’s Headquarters
64 Jackson Road
Devens, MA 01434		Vote By Internet

To vote now by Internet, go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Directions:
For Meeting Directions Please Visit:
http://www.amsc.com/careers/directions.html#Devens

Voting items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES LISTED BELOW, AND A VOTE “FOR” ITEM 2.

1.	To elect seven directors for the ensuing year.

Nominees:

1a. 1b.	Gregory J. Yurek Vikram S. Budhraja	2.	To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as American Superconductor’s independent registered public accounting firm for the current fiscal year.

1c. 1d.	Peter O. Crisp Richard Drouin	3.	In the discretion of the persons named in the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

1e.	David R. Oliver, Jr.

1f.	John B. Vander Sande

1g.	John W. Wood, Jr.